EXHIBIT 4.01

Common Stock               [Interactive Magic logo]
                          INCORPORATED UNDER THE LAWS
                         OF THE STATE OF NORTH CAROLINA


NUMBER                                            Shares

IM ______________                       _________________________
                                        See Reverse for Certain Definitions
                                        CUSIP 45838M 10 4



This Certifies that __________ is the owner of __________ fully paid and non-assessable Shares of the Common Stock, Par Value $.10 per Share of Interactive Magic, Inc. transferable on the books of the Corporation by the holders hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated: __________


/s/ William H. Marks                         /s/ Robert L. Pickens
    Secretary                                    President


COUNTERSIGNED AND REGISTERED:                 TRANSFER AGENT AND REGISTRAR
WACHOVIA BANK, N.A.

By:______________________________
       Authorized Signature

                             INTERACTIVE MAGIC, INC.

         The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.
         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


                  TEN COM                            as tenants in common
                  TEN ENT                            as tenants by the entirety
                  JT TEN                             as joint tenants with right of survivorship
                  UNIF TRANS MIN ACT                 ___________ Custodian ______________
                                                     (Cust)                         (Minor)
                                    Under Uniform Transfers to Minors Act __________________
                                                                                        (State)


         Additional abbreviations may also be used though not in the above list.

         For value received                                   hereby sell, assign and transfer unto
                           ----------------------------------

Please insert Social Security or other identifying number of assignee

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             Please print or type/write name and address of assignee


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                                                                     Shares
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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ Attorney, to transfer the said shares on the books of the within name Corporation with full power of substitution.

Dated, __________________

                                                     __________________

                                                     __________________

                                                     NOTICE: THE SIGNATURE(S) TO
                                                     THIS ASSIGNMENT MUST
                                                     CORRESPOND WITH THE
                                                     NAMES(S) AS WRITTEN UPON
                                                     THE FACE OF THE
                                                     CERTIFICATE, IN EVERY
                                                     PARTICULAR, WITHOUT
                                                     ALTERATION OR ENLARGEMENT
                                                     OR ANY CHANGE WHATSOEVER.

                  Signature(s) Guaranteed:           ___________________________
                                                     THE SIGNATURE(S) SHOULD BE
                                                     GUARANTEED BY AN ELIGIBLE
                                                     GUARANTOR INSTITUTION, AS
                                                     DEFINED IN RULE 17A-15
                                                     UNDER THE SECURITIES AND
                                                     EXCHANGE ACT OF 1934, AS
                                                     AMENDED.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.